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                                                                  EXHIBIT 10.10


Warrant No. E-007



        THE WARRANT REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND IT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS AND THE RESPECTIVE RULES AND REGULATIONS THEREUNDER.


                            EDUCATIONAL MEDICAL, INC.

                        WARRANT TO PURCHASE COMMON STOCK
                             Exercisable Commencing
                                  July 23, 1991
                                   Void After
                                  July 31, 1996


               THIS CERTIFIES that, for value received, Equitable Securities Corporation, or registered assigns, is entitled, subject to the terms and conditions set forth in this Warrant Certificate, to purchase from EDUCATIONAL MEDICAL, INC., a Delaware corporation (the "Corporation"), 16,000 fully paid and non-assessable shares of Common Stock of the Corporation (the "Common Stock"), at any time commencing July 23, 1991 and continuing up to 5:00 p.m. New York time on July 31, 1996, (the "Exercise Period"), at a price of $6.00 per share (the "Warrant Price").

               SECTION 1. Exercise of Warrant. The Warrants represented by this certificate shall vest immediately. The rights represented by this Warrant may be exercised by the holder hereof, in whole at any time or in part from time to time during the Exercise Period, but only in respect of a share or shares. No fractional shares of Common Stock will be issued under this Warrant. The Holder may exercise this Warrant by surrendering it (properly endorsed) at the office of the Corporation at 1050 Cambridge Square, Suite C, Alpharetta, Georgia 30201 (or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation), and by payment to the Corporation of the Warrant Price in cash or by check for each Unit being purchased. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased, registered in the name of the person entitled to receive the same, shall be delivered to the holder hereof within a




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reasonable time, not exceeding ten days after the rights represented by this
Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificates for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

               SECTION 2. Covenants as to Common Stock. The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. If and so long as the Common Stock issuable upon the exercise of this Warrant are listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

               SECTION 3. Adjustment of Number of Shares and Warrant Price. (a) Upon the occurrence of any event which, under ARTICLE THIRD of the Certificate of Incorporation of the Corporation as in effect on the date hereof, would result in an increase in the number of shares of Common Stock of the Corporation into which a share of Preferred Stock of the Corporation would be convertible (whether or not any of such stock is then outstanding), the holder of this Warrant shall thereafter be entitled to purchase (at the applicable Warrant Price adjusted in the manner provided below) (i) the number of shares of Common Stock obtained by multiplying the number of shares which the holder of this Warrant was entitled to purchase hereunder immediately prior to such event by a fraction the numerator of which shall be the number of shares of Common Stock into which a share of Preferred Stock would be convertible immediately after such event as calculated in accordance with such ARTICLE THIRD and the denominator of which shall be the number of shares of Common Stock into which a




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share of such Preferred Stock would have been convertible immediately prior to such event as calculated pursuant to such ARTICLE THIRD and (ii) the number of shares of Preferred Stock calculated as set forth in clause (i) above (assuming for the purposes of this clause (ii) the conversion of such shares of Preferred Stock into shares of Common Stock). After any such adjustment in the number of shares purchasable pursuant hereto, the applicable Warrant Price shall be adjusted by dividing (i) the product of such Warrant Price hereunder in effect immediately prior to such adjustment and the number of shares purchasable pursuant hereto immediately prior to such adjustment by (ii) the number of shares purchasable pursuant hereto immediately after such adjustment.

        (b) All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

        (c) Whenever a Warrant price shall be adjusted as provided in this
Section 3, the Corporation shall forthwith prepare a statement showing the facts requiring such adjustment and such Warrant Price that shall be in effect after such adjustment. The Corporation shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder, of this Warrant at his address appearing on the Corporations records.

        (d) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon exercise of all or any part of this Warrant; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of this Warrant.

        SECTION 4. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

        SECTION 5. Transfer of Warrant. This Warrant and all rights hereunder are transferable, in whole or in part, at the agency or office of the Corporation referred to in Section 1, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each talker and holder of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and, when so endorsed the holder hereof, may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof



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for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

                SECTION 6. Exchange of Warrant. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Corporation designated in Section 1 hereof, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

                SECTION 7. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stole, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

                IN WITNESS WHEREOF, EDUCATIONAL MEDICAL, INC. has caused this Warrant to be executed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date first set forth above.

                                             EDUCATIONAL MEDICAL, INC.

(CORPORATE SEAL]

                                        By: /s/ Gary D. Kerber
ATTEST:                                     ----------------------------
/s/                                         Gary D. Kerber, President
---------------------------------
     Secretary



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                               FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Warrant]

        For value received, the undersigned hereby sells, as signs and transfers unto ________________, the rights represented by the within Warrant to purchase ____________ shares of Common Stock, $.01 par value, of EDUCATIONAL MEDICAL, INC. to which the within Warrant relates, and appoints _________________________ Attorney to transfer such right on the books of EDUCATIONAL MEDICAL, INC. with full power of substitution in the premises.

Dated:


                                                   ----------------------------
                                                   (Signature)

                                                   ----------------------------
                                                   (Address)
Signed in the presence of:

-------------------------------



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                              FORM OF SUBSCRIPTION

                     [To be signed upon exercise of Warrant]

TO EDUCATIONAL MEDICAL, INC.

        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________ shares of Common Stock, $.01 par value, of EDUCATIONAL MEDICAL, INC. and herewith tenders payment of $__________ in full payment of the purchase price for such shares, and requests that the certificates for such shares be issued in the name of, and be delivered to, ____________, whose address is _______________.


Dated:

                                                    ----------------------------
                                                    (Signature)




                                                    ----------------------------
                                                     (Address)



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